Exhibit 10.1.1

LENDER JOINDER AGREEMENT

THIS LENDER JOINDER AGREEMENT (this “Agreement”) dated as of September 21, 2006 to the Credit Agreement referenced below is among GFI GROUP INC., a Delaware corporation (“GFI”), GFI HOLDINGS LIMITED, a company incorporated under the laws of England and Wales (the “Foreign Borrower”, together with GFI, the “Borrowers”), the Guarantors identified on the signature pages hereto, BANK OF MONTREAL (the “New Lender”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

WITNESSETH

WHEREAS, a credit facility has been extended to the Borrowers pursuant to the terms of that certain Credit Agreement (as amended, modified and supplemented from time to time, the “Credit Agreement”) dated as of February 24, 2006 among the Borrowers, the Guarantors, certain financial institutions from time to time party thereto, as lenders (the “Lenders”) and the Administrative Agent;

WHEREAS, pursuant to Section 2.02(f) of the Credit Agreement, GFI has the right to increase the Aggregate Revolving Commitments by up to $50 million with new Commitments; and

WHEREAS, the New Lender has agreed to provide a $25,000,000 Revolving Commitment (the “Facility Increase”) under the Credit Agreement.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Defined Terms.  Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.             Revolving Commitment.  The New Lender hereby agrees that from and after September 28, 2006 the New Lender shall have a Revolving Commitment of $25,000,000 under the Credit Agreement.  The Borrowers, the Guarantors and the New Lender hereby acknowledge, agree and confirm that the New Lender shall from and after September 28, 2006 be deemed to be a party to the Credit Agreement and a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents as if the New Lender had executed the Credit Agreement.  For the avoidance of doubt, the parties hereto agree that the New Lender will not become a party to the Credit Agreement and have a Revolving Commitment thereunder until September 28, 2006.

3.             Conditions Precedent.  This Agreement shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

(a)           receipt by the Administrative Agent of this Agreement executed by the Borrowers, the Guarantors, the New Lender and the Administrative Agent; and

(b)           receipt by the Administrative Agent of a certificate dated as of the date hereof from each Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the Facility Increase and (ii) in the case of GFI, certifying that, before and after giving effect to the Facility Increase, (A) the representations and warranties contained in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of such certificate, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement and (B) no Default or Event of Default exists.

4.             Notices.  The applicable address, facsimile number and electronic mail address of the New Lender for purposes of Section 11.02 of the Credit Agreement are as set forth in the Administrative Questionnaire delivered by the New Lender to the Administrative Agent and GFI on or before the date hereof or such other address, facsimile number and electronic mail address as shall be designated by the New Lender in a notice to the Administrative Agent and GFI.

5.             Reaffirmation of Guaranty.  Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor’s obligations under the Loan Documents.

6.             Governing Law.  This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

7.             Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Borrowers, the Guarantors, the New Lender and the Administrative Agent have caused this Agreement to be executed by their officers thereunto duly authorized as of the date hereof.

GFI:	GFI GROUP, INC.
a Delaware corporation

By:
Name:
Title:

FOREIGN BORROWER:	GFI HOLDINGS LIMITED,
a company incorporated under the laws of England and Wales

By:
Name:
Title:

DOMESTIC GUARANTORS:	GFI GROUP LLC,
a New York limited liability company

By:
Name:
Title:

GFINET INC.,
a Delaware corporation

By:
Name:
Title:

GFI BROKERS LLC,
a Delaware limited liability company

By:
Name:
Title:

INTERACTIVE VENTURES LLC,
a Delaware limited liability company

By:
Name:
Title:

FENICS SOFTWARE INC.,
a Delaware corporation

By:
Name:
Title:

FOREIGN GUARANTORS:	FENICS LIMITED,
a company incorporated under the
laws of England and Wales

By:
Name:
Title:

FENICS SOFTWARE LIMITED,
a company incorporated under the
laws of England and Wales

By:
Name:
Title:

GFINET EUROPE LIMITED,
a company incorporated under the
laws of England and Wales

By:
Name:
Title:

NEW LENDER:	BANK OF MONTREAL

By: Bank of Montreal – Chicago Branch

By:
Name:
Title:

By: Bank of Montreal – London Branch

By:
Name:
Title:

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title: